UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2008

China Bottles,Inc
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-51724	87-1578749
(Commission File Number)	(IRS Employer Identification No.)

Huanghuahu Industrial Zone, Fogang County
Guangdong Province, PRC 511675

(Address of principal executive offices and zip code)

+86-763-4620777

(Registrant’s telephone number including area code)

3945 S. Wasatch Blvd. #282
Salt Lake City, Utah 84124

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Commencing May 22, 2008, the executive officers of the Registrant held presentations at Roth Capital Partners China Conference in Sanya, China regarding the Registrant’s business. A copy of the presentation is furnished as Exhibit 99.1 hereto.

(c)	Exhibits.

	Exhibit No.	Description

	99.1	Investor Presentation dated May 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BOTTLES, INC

	By:	/s/ Chong Hui Zhao
	Name:	Chong Hui Zhao
	Title:	Chief Executive Officer

Dated: May 22, 2008